EXHIBIT 99.1

Jushi Holdings Inc. Announces Closing of $20 Million Non-Dilutive Debt Financing
Capital infusion bolsters balance sheet for 2023 growth initiatives
BOCA RATON, Fla., April 6, 2023 -- Jushi Holdings Inc. (“Jushi” or the “Company”) (CSE: JUSH) (OTCQX: JUSHF), a vertically integrated, multi-state cannabis operator, today announced the closing of a secured commercial loan (“the Loan”) with FVCbank (“Bank” and “Lender”), for gross proceeds of $20 million. The proceeds of the Loan will be used for working capital and other corporate purposes. “This non-dilutive financing, which we are proud to have closed in this capital constrained environment, will significantly strengthen our financial position as we execute on our goals in 2023,” said Jim Cacioppo, Chief Executive Officer, Chairman and Founder of Jushi. The Loan has a five (5) year term and is principally secured by the Company’s cultivation and manufacturing facility located in Manassas, Virginia. The Loan will bear interest based on the 30-day average secured overnight financing rate plus 3.55%, with a floor interest rate of not less than 8.25%.

About Jushi Holdings Inc.
We are a vertically integrated cannabis company led by an industry-leading management team. In the United States, Jushi is focused on building a multi-state portfolio of branded cannabis assets through opportunistic acquisitions, distressed workouts, and competitive applications. Jushi strives to maximize shareholder value while delivering high-quality products across all levels of the cannabis ecosystem. For more information, visit jushico.com or our social media channels, Instagram, Facebook, Twitter, and LinkedIn.

Forward-Looking Information and Statements
This press release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation as well as statements that may constitute "forward-looking statements" within the meaning of within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release, including statements regarding our strategy, future operations, intended expansion of our operations, future financial position, prospects, and plans and objectives of management are forward-looking statements. These forward-looking statements are based on Jushi’s current expectations and beliefs concerning future developments and their potential effects. As a result, actual results could differ materially from those expressed by such forward-looking statements and such statements should not be relied upon. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as “plans,” “expects” or “does not expect,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” or “believes,” or variations of such words and phrases or may contain statements that certain actions, events or results “may,” “could,” “would,” “might” or “will be taken,” “will continue,” “will occur” or “will be achieved”. The forward-looking information and forward-looking statements contained herein may include but are not limited to, information concerning the expectations regarding Jushi, or the ability of Jushi to successfully achieve

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business objectives, and expectations for other economic, business, and/or competitive factors. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including risks related to the sufficiency of the Jushi’s cash resources and ability to operate as a going concern, the ability of Jushi to successfully and/or timely achieve business objectives, including with regulatory bodies, employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; changes in applicable laws; compliance with extensive government regulation, the risk that additional information may arise prior to the completion of restated condensed consolidated interim financial statements or other subsequent events that would require us to make additional adjustments, as well as other risks, uncertainties and other cautionary statements in the Company’s public filings with the applicable securities regulatory authorities on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com. Should one or more of these risks, uncertainties or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected.

Although the Company believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice.

For further information, please contact:

Investor Relations Contact:
Lisa Forman
Director of Investor Relations
617-767-4419
investors@jushico.com

Media Contact:
Ellen Mellody
570-209-2947
ellen@mattio.com